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                                                                    EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of September 6, 2002, by and among MegaPro Tools, Inc., a corporation organized under the laws of the State of Nevada, U.S.A. (the "COMPANY"), USI Mayfair Limited, a company organized under the laws of England ("USI"), and PNC Tool Holdings, LLC, a Nevada limited liability company ("PNC" and together with USI, the "HOLDERS").

                              PRELIMINARY STATEMENT

         The Company and USI have entered into a Stock Purchase Agreement dated as of August 23, 2002 (the "PURCHASE AGREEMENT"); and the entering into this Agreement is a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement. The Company, USI and PNC desire to provide for certain arrangements with respect the registration under the Securities Act (as hereinafter defined) of capital stock of the Company (i) issued or issuable to USI under the Purchase Agreement and (ii) beneficially owned by PNC.

                              TERMS AND CONDITIONS

         In consideration of the mutual covenants and agreements contained in this Agreement and the Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms have the meanings indicated below:

         "AFFILIATE" shall mean, as to any Person, any entity which controls, is controlled by, or is under common control with, such Person or any entity formed as a result of a reorganization of such Person. Anything in this Agreement to the contrary notwithstanding, for the purposes of this Agreement, USI shall not be deemed an Affiliate of the Company.

         "COMMON STOCK" shall mean the Company's common stock, $.001 par value per share, as the same may be constituted from time to time.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         "LOCK-UP PERIOD" shall mean that certain period of time during which USI is not permitted to transfer shares of capital stock of the Company, which is set forth in Section 2 of that certain Stockholders' Agreement dated as of the date hereof by and among the Company, USI and certain other holders of securities of the Company.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "PERSON" shall mean individual, a partnership, a corporation, a limited liability company or partnership, an association, a joint stock company, a trust, a business trust, a joint venture, an unincorporated organization or a government entity or any department, agency, or political subdivision thereof.

          "REGISTRABLE SECURITIES" shall mean (i) shares of Common Stock issued or issuable to USI under the Purchase Agreement, (ii) shares of Common Stock beneficially owned by PNC as of the date hereof, and (iii) shares of Common


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Stock issued or issuable as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) or (ii) above, including shares issuable upon a stock split; provided, HOWEVER, that a Registrable Security ceases to be a Registrable Security when (a) it is registered under the Securities Act and disposed of in accordance with the registration statement covering it, (b) it is sold or transferred in accordance with the requirements of Rule 144 (or similar provisions then in effect) promulgated by the SEC under the Securities Act ("RULE 144"), or (c) it is eligible to be sold or transferred under Rule 144 without holding period or volume limitations and the holder thereof (when aggregated with all of its Affiliates) owns less than one percent of the capital stock of the Company on a fully diluted basis.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

SECTION 2 . HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities whenever that Person owns, directly or beneficially, or has the right to acquire Registrable Securities, disregarding any legal restrictions upon the exercise of that right.

         SECTION 3. DEMAND REGISTRATION.

         (a) REQUEST FOR REGISTRATION. Subject to the provisions of Section 3(b), at any time after the earlier of eighteen (18) months after the date of this Agreement and the expiration or earlier termination of the Lock-Up Period,
(i) one or more holders of Registrable Securities holding at least fifteen percent (15%) of the then outstanding Registrable Securities may demand that the Company register all or part of their Registrable Securities under the Securities Act on Form S-1 (or a similar form then in effect) promulgated by the SEC under the Securities Act, and (ii) one or more holders of Registrable Securities may demand that the Company register all or part of their Registrable Securities under the Securities Act on Form S-3 (or a similar form then in effect) promulgated by SEC under the Securities Act, provided that the Registrable Securities to be covered by any such Form S-3 shall be expected to result in gross proceeds of at least $250,000 (each demand right set forth in (i) and (ii) above is hereinafter referred to as a "DEMAND REGISTRATION"). Within ten (10) days after receipt of a demand, the Company will notify in writing all holders of Registrable Securities of the demand. Any holder who wants to include its Registrable Securities in the Demand Registration must notify the Company within ten (10) business days of receiving the notice of the Demand Registration. Except as provided in this Section 3, the Company will include in all Demand Registrations all Registrable Securities for which the Company receives the timely written demands for inclusion. All demands made pursuant to this Section 3(a) must specify the number of Registrable Securities to be registered and the intended method of disposing of the Registrable Securities.

         (b) NUMBER OF DEMANDS. Each Holder (including Person(s) to whom such Holder transfers Registrable Securities) shall have the right to exercise an aggregate of three (3) Demand Registrations on Form S-1 (or a similar form then in effect) in accordance with clause (i) of Section 3(a). The Company shall be deemed to have satisfied its obligation with regard to one Demand Registration under such clause (i) of Section 3(a) each time the corresponding registration statement is withdrawn prior to consummation of the offering at the request of the holders of Registrable Securities; PROVIDED, HOWEVER, that such withdrawn registration statement and such registration shall not count as a Demand Registration if (1) the withdrawal is based upon material adverse information concerning the Company of which the holders of Registrable Securities were not aware at the time of the request or requests for the Demand Registration or (2)



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the withdrawal is due to delay at the request of the Company pursuant to Section
3(e) hereto and the holders of Registrable Securities have determined in good faith that the general market conditions have adversely changed since the original registration request to such an extent that it is not advisable to proceed with such registration. Each holder of Registrable Securities shall have the right to an unlimited number of Demand Registrations on Form S-3 (or a similar form then in effect) in accordance with clause (ii) of Section 3(a); PROVIDED, that the Company shall not be obligated to effect more than two (2) Demand Registrations on Form S-3 in any twelve (12) month period.

         (c) SELECTION OF UNDERWRITERS. The holders of a majority of the Registrable Securities who have requested a Demand Registration shall select the investment banker(s) and manager(s) that will administer the offering (if any); PROVIDED, that the Company shall have given its prior written consent to such selection (which consent shall not be unreasonably delayed, conditioned or withheld). The Company and the holders of Registrable Securities whose shares are being registered shall enter into a customary underwriting agreement with such investment banker(s) and manager(s); PROVIDED, that the liability of any holder of Registrable Securities shall be limited to such holder's net proceeds from the sale of its Registrable Securities in such offering and such limitation shall not be amended by an underwriting agreement or arrangement.

         (d) PRIORITY ON DEMAND RESTRICTIONS. If the managing underwriter advises the Company and the holders of the Registrable Securities being registered that the number of Registrable Securities requested to be included in the Demand Registration exceeds the number of securities that can be sold without adversely affecting the pricing of the offering, the Company will include in the registration only the number of Registrable Securities that the underwriters believe can be sold without adversely affecting the pricing of the offering. The number of securities registered shall be allocated, (i) first to the Holders and their Affiliates to the extent the Holders and their Affiliates are taking part in the Demand Registration, on a pro rata basis (based on the total number of Registrable Securities requested to be included in the registration), and (ii) second, pro rata among the other holders of Registrable Securities other than the Holders and their Affiliates, if any, in the case of each such holder other than the Holders and their Affiliates, on the basis of the total number of Registrable Securities requested to be included in the registration. If any holder of Registrable Securities (other than the holder making the demand) disapproves of the terms of the underwriting, such holder may withdraw therefrom by giving written notice to the Company and the managing underwriter.

         (e) DELAY IN FILING. Notwithstanding the foregoing, the Company may delay in filing a registration statement in connection with a Demand Registration and may withhold efforts to cause the registration statement to become effective, if the Company determines in good faith that such registration might (i) interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (ii) involve initial or continuing disclosure obligations that might not be in the best interest of the Company's stockholders. The Company may exercise such right to delay or withhold efforts not more than once in any twelve (12) month period and for not more than ninety (90) days at a time. If, after a registration statement becomes effective, the Company advises the holders of registered shares that the Company considers it appropriate for the registration statement to be amended, the holders of such shares shall immediately suspend any further sales of their registered shares until the Company advises them that the registration statement has been amended. The two
(2) year time period referred to in Section 6(a) during which the registration statement must be kept current after its effective date shall be extended for an additional number of business days equal to the number of business days during which the right to sell shares was suspended pursuant to the preceding sentence.




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         (f) EFFECTIVE DEMAND REGISTRATION. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) two (2) years; PROVIDED, HOWEVER, that a registration shall not constitute a Demand Registration if after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to either Holder and such interference is not thereafter eliminated.

         (g) LIMITATION UPON EFFECTIVENESS OF DEMAND REGISTRATIONS. Notwithstanding any provision set forth in this Agreement to the contrary, the Company shall not be obligated to have declared effective any registration statement with respect to a Demand Registration until the expiration, or earlier termination of, the Lock-Up Period.

         SECTION 4. PIGGYBACK REGISTRATIONS.

         (a) RIGHT TO PIGGYBACK. At any time after the expiration, or earlier termination, of the Lock-Up Period, whenever the Company proposes to register any of its securities under the Securities Act (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8, pursuant to a registration made on Form S-4 or any successor forms then in effect) at any time other than pursuant to a Demand Registration and the registration form to be used may be used for the registration of the Registrable Securities (a "PIGGYBACK REGISTRATION"), it will so notify in writing all holders of Registrable Securities no later than the earlier to occur of (i) the tenth (10th) day following the Company's receipt of notice of exercise of other demand registration rights, or (ii) thirty (30) days prior to the anticipated filing date. Subject to the provisions of Section 4(b), the Company will include in the Piggyback Registration all Registrable Securities, on a pro rata basis based upon the total number of Registrable Securities with respect to which the Company has received written requests for inclusion within ten (10) business days after the applicable holder's receipt of the Company's notice. Such Registrable Securities may be made subject to an underwriters' over-allotment option, if so requested by the managing underwriter. The holders of Registrable Securities may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time before ten (10) business days prior to the effective date of the Piggyback Registration. The Company, the holders of Registrable Securities and any Person who hereafter become entitled to register its securities in a registration initiated by the Company must sell their securities on the same terms and conditions. A registration of Registrable Securities pursuant to this Section 4 shall not be counted as a Demand Registration under Section 3.

         (b) PRIORITY ON PIGGYBACK REGISTRATIONS. If the managing underwriter advises the Company that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold without adversely affecting the pricing of the offering, the Company will include the maximum number of securities in the registration as the Company and its advisors in good faith determine may be included without a material adverse consequence on the offering, in the following order of priority: (i) first, all securities the Company proposes to sell; (ii) second, up to the full number or dollar amount of Registrable Securities held by the Holders and their Affiliates requested to be included in the registration (allocated pro rata among the Holders and their Affiliates), and then pro rata among the other holders of Registrable Securities other than the Holders and their Affiliates, if any, in each case, on the basis of the dollar amount or number of Registrable Securities requested to be included, as the case may be); and (iii) third, any other securities (provided they are of



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the same class as the securities sold by the Company) requested to be included, allocated among the holders of such securities in such proportions as the Company and those holders may agree; PROVIDED, that at least twenty-five percent (25%) of the Registrable Securities requested to be included in such registration shall have been included in the offering; PROVIDED, FURTHER, that the holders of Registrable Securities shall not be subject to any cutback in the amount of Registrable Securities requested to be included in the registration unless all other holders of securities requesting to be included in such registration have been excluded from such registration. In the event that the managing underwriter advises the Company that an underwriters' over-allotment option is necessary or advisable, the allocation provided for in this Section 4(b) shall apply to the determination of which securities are to be included in the primary portion of such registration.

         (c) OTHER REGISTRATIONS. The Company agrees that after filing a registration statement with respect to Registrable Securities pursuant to
Section 3 or this Section 4 that has not been withdrawn or abandoned, the Company will not register any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act, whether on its own behalf or at the request of any holder of those securities until at least three (3) months have elapsed from the effective date of the previous registration, and the parties hereto agree that the Company will not be required to effect any such registration notwithstanding the other provisions of this Agreement. This three (3) month hiatus does not apply to registrations of securities (i) to be issued in connection with employee benefit plans, (ii) to permit exercise or conversions of previously issued options, warrants or other convertible securities, (iii) in connection with a Demand Registration or (iv) made on Form S-4 (or any successor form).

         SECTION 5. RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND OTHERS. The Company agrees not to make any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, including a sale under Regulation D under the Securities Act or under any other exemption of the Securities Act (except as part of the underwritten registration or pursuant to registrations on Forms S-8 or S-4 or any successor form), during the seven (7) days prior to and the 90 days after the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration unless the managing underwriter(s) agrees otherwise, and the parties hereto agree that the Company will not be required to effect any such registration or sale notwithstanding the other provisions of this Agreement. The Company also agrees to use reasonable efforts to cause each holder of at least 1% (on a fully-diluted basis) of its equity securities (other than Registrable Securities) or any securities convertible into or exchangeable or exercisable for its equity securities (other than Registrable Securities), purchased from the Company at any time on or after the date of this Agreement (other than in a registered public offering), to agree not to make any public sale or distribution of those securities, including a sale pursuant to Rule 144 (except as part of the underwritten registration, if permitted), during the seven (7) days prior to and the 90 days after the effective date of the registration unless the managing underwriter(s) agrees otherwise.

         SECTION 6. REGISTRATION PROCEDURES.

         (a) OBLIGATIONS OF THE COMPANY. Whenever the holders of Registrable Securities request the registration of any Registrable Securities pursuant to this Agreement, the Company shall use its reasonable best efforts to register and to permit the sale of the Registrable Securities in accordance with the intended method of disposition. To carry out this obligation, the Company shall as expeditiously as practicable take all steps reasonably necessary to effect such registration of Registrable Securities contemplated hereby, including without limitation, preparing and filing with the SEC such amendments and supplements to the registration statement and the corresponding prospectus necessary to keep the registration statement effective for a period of two (2) years or such shorter period as may be required to sell all Registrable Securities covered by the registration statement.




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         (b) SELLER INFORMATION. In the event of any registration by the
Company, from time to time, the Company may require each seller of Registrable Securities subject to the registration to furnish to the Company information regarding such seller and the distribution of the securities subject to the registration, and such seller shall furnish all such information requested by the Company.

         SECTION 7. REGISTRATION EXPENSES. All Registration Expenses incident to the Company's performance of or compliance with this Agreement shall be paid by the Company. The term "Registration Expenses" includes without limitation all registration filing fees, reasonable professional fees and other reasonable expenses of the Company's compliance with federal, state and other securities laws (including fees and disbursements of counsel for the underwriters in connection with state or other securities law qualifications and registrations), printing expenses, messenger, telephone and delivery expenses; reasonable fees and disbursements of counsel for the Company and for one counsel for the sellers of the Registrable Securities; reasonable fees and disbursement of all independent certified public accountants (including the expenses of any audit or "comfort" letters required by or incident to performance of the obligations contemplated by this Agreement); fees and expenses of the underwriters (excluding discounts and commissions); fees and expenses of any special experts retained by the Company at the request of the managing underwriters in connection with the registration; and applicable stock exchange and NASD registration and filing fees.

         SECTION 8. INDEMNIFICATION.

         (a) INDEMNIFICATION BY COMPANY. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, to the full extent permitted by law, the Company agrees to indemnify each holder of Registrable Securities, its officers, directors, trustees, partners, employees, advisors and agents, and each Person who controls the holder (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorney fees and expenses) caused by any untrue or allegedly untrue statement of material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, except to the extent the untrue statement or omission resulted from information that the holder furnished in writing to the Company expressly for use therein. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Company will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements.

         (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any registration statement, each participating holder of Registrable Securities will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus and each holder agrees to indemnify, to the extent permitted by law, the Company, its directors, officers, trustees, partners, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorney fees and expenses) resulting from any untrue or allegedly untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, but only to the extent that the untrue statement or omission is contained in or omitted from any information or affidavit the holder furnished in writing to the Company expressly for use therein and only in an amount not exceeding the net proceeds received by the holder with respect to securities



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sold pursuant to such registration statement. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, each participating holder of Registrable Securities will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent that any untrue or allegedly untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, is contained in or omitted from any information or affidavit the holder furnished in writing to the Company expressly for use therein; PROVIDED, that the indemnity obligations of any holder contained in such agreement shall be limited to the amount of such holder's net proceeds received from the sale of its Registrable Securities in such offering.

         (c) INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification under this Agreement will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the indemnified party's reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of paragraph (a) and (b) above for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than the reasonable costs of investigation. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or will enter into any settlement without the consent of the indemnified party which consent shall not be unreasonably withheld. Notwithstanding the foregoing, an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party if in the reasonable judgment of an indemnified party a conflict of interest may exist between the indemnified party and any other party represented by such counsel in such proceeding.

         (d) CONTRIBUTION. If the indemnification provided for in Section 8(a) or (b) is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and the participating holders of Registrable Securities in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the participating holders of Registrable Securities shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the participating holders of Registrable Securities and the parties' relative intent and knowledge.

         The parties hereto agree that it would not be just and equitable if contribution pursuant this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything herein to the contrary, no participating holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses,



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if any) received by such participating holder exceeds the amount of any damages that such participating holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (e) INDEMNIFICATION EXCEPTION. Notwithstanding any contrary provision in this Section 8, neither the Company nor any seller of Registrable Securities will be liable for indemnification or contribution in any case to the extent that any untrue statement or omission attributable to the Company or such seller of Registrable Securities was contained or made in a preliminary prospectus and corrected in the final prospectus and any such loss, claim, damage or liability suffered or incurred by an indemnified party resulted from an action, claim or suit by any person who purchased shares from such indemnified party and such indemnified party received a copy of the final prospectus but failed to deliver or provide a copy of the final prospectus to such person at or prior to the confirmation of the sale of such shares.

         SECTION 9. RULE 144 AND RULE 144A. The Company covenants that it will use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any holder of Registrable Securities reasonably may request, all to the extent required from time to time, to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of Rule 144 or any successor rule. The Company also covenants that in such event it will provide all such information and it will take such further action as any holder of Registrable Securities reasonably may request to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of Rule 144A under the Securities Act or any successor rule requirements.

         SECTION 10. PARTICIPATION IN UNDERWRITTEN REGISTRATION. No Person may participate in any underwritten registration without (a) agreeing to sell securities on the basis provided in underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (the holders of the Registrable Securities in a Demand Registration pursuant to Section 3(c) and the Company in a piggyback registration pursuant to Section 4), and (b) completing and executing all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required by the underwriting arrangements.

         SECTION 11. TERMINATION. This Agreement shall terminate with respect to a holder of Registrable Securities upon the ability of such holder to rely on Rule 144(k) for sales of Registrable Securities without registration under the Securities Act and without compliance with the public information, sales volume, manner of sale or notice requirements of Rule 144 (c), (e), (f) or (h); PROVIDED, that the Registrable Securities held by such holder constitute less than one percent (1%) of the then outstanding capital stock of the Company on a fully diluted basis.

         SECTION 12. MISCELLANEOUS.

         (a) RECAPITALIZATIONS, EXCHANGES, ETC. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Securities, (ii) any and all shares of voting common stock of the Company into which the Registrable Securities are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or



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otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall use its best efforts to cause any successor or assign (whether by sale, merger or otherwise) to enter into a new registration rights agreement with the holders of Registrable Securities on terms substantially the same as this Agreement as a condition of any such transaction.

         (b) AMENDMENT. This Agreement may be amended or modified only by a written agreement executed by the Company and by the holders of at least seventy-five percent (75%) of the Registrable Securities then outstanding.

         (c) ATTORNEYS' FEES. In any legal action or proceeding brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover all reasonable expenses, charges, court costs and attorneys' fees in addition to any other available remedy at law or in equity.

         (d) BENEFIT OF PARTIES; ASSIGNMENT. All of the terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns, including without limitation all subsequent holders of securities entitled to the benefits of this Agreement who agree in writing to become bound by the terms of this Agreement.

         (e) COOPERATION. The parties agree that after execution of this Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

         (f) NO INCONSISTENT AGREEMENTS. Except with the prior written consent of the holders of at least seventy-five percent (75%) of the Registrable Securities then outstanding, the Company will not enter into any agreement with respect to its securities that shall grant to any Person registration rights that in any way conflict with or are prior in right to the rights provided under this Agreement.

         (g) SPECIFIC PERFORMANCE. Each of the parties agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity that the parties and their successors and assigns shall be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement.

         (h) VALIDITY OF PROVISIONS. Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated, it being the intent of the parties that they would have executed the remaining portion of the Agreement without including any part or portion that may for any reason be declared invalid.

         (i) INCORPORATION OF PROVISIONS. The parties hereto hereby agree that the following provisions contained in Article 11 of the Purchase Agreement are hereby incorporated by reference as though fully set forth herein: (i) Section
11.01 ("Notices"), (ii) Section 11.05 ("Governing Law"), (iii), Section 11.06 ("Waiver of Jury Trial"), (iv) Section 11.07 ("Counterparts; Third Party Beneficiaries"), (v) Section 11.08 ("Entire Agreement"), and Section 11.09 ("Captions"). With respect to any notice to be provided to PNC hereunder, the address to which any such notice shall be delivered is as follows: 5030 Champion Boulevard, Suite 6-272, Boca Raton, Florida 33495, Attn: Dennis Crowley. .


                            [SIGNATURE PAGE FOLLOWS]




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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                   MEGAPRO TOOLS, INC.


                                   By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                   USI MAYFAIR LIMITED


                                   By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                   PNC TOOL HOLDINGS, LLC


                                   By:
                                        ---------------------------------------
                                        Name:
                                        Title:





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